SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported): October 31, 2001


             Credit Suisse First Boston Mortgage Securities Corp.,
                             CSFB Series 2001-26,
           Mortgage-Backed Pass-Through Certificates, Series 2001-26


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                   333-61840             13-3320910
-------------------------------      -----------         ------------------
(State or Other Jurisdiction of      (Commission          (I.R.S. Employer
        Incorporation)               File Number)        Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
              --------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

Item 5.  Other Events.
---- -   ------------

         Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, "Seller"), GreenPoint Mortgage Capital, Inc., as a seller (in such capacity, "Seller") and as a servicer (in such capacity, a "Servicer"), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, "Seller") and as a servicer (in such capacity, a "Servicer") Vesta Servicing, L.P., as a servicer (in such capacity, a "Servicer"), Chase Manhattan Mortgage Company, as master servicer (in such capacity, " Master Servicer"), Bank One, National Association, as trustee (the "Trustee") and JP Morgan Chase, as Trust Administrator (the "Trust Administrator"). The Certificates were issued on October 31, 2001. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- --  -------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of October 1, 2001, by and among the Company, the Seller, the Servicers, the Master Servicer, the Trustee and the Trust Administrator.

                                  SIGNATURES

     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 9, 2002.

                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.



                                       By: /s/ Steve Warjanka
                                           -------------------------
                                            Name: Steve Warjanka
                                            Title: Vice President

Exhibit Index
-------------

Exhibit                                                              Page
-------                                                              ----

99.1                Pooling and Servicing Agreement                   5
                    dated as of October 1, 2001, by and
                    among the Company, the Seller, the
                    Servicers, the Master Servicer, the
                    Trustee and the Trust
                    Administrator.

                      EXHIBIT 99.1